UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2012

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-16438	95-4134955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200
Calabasas, California	91302
(Address of Principal Executive Offices)	Zip Code

(818) 591-0776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendment to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 24, 2012, our Board of Directors approved a revised Code of Business Ethics (the “Code”) that applies to all of our  directors and employees, including our Chief Executive Officer and Chief Financial Officer.  The Code supersedes our original Code of  Business Ethics to address a broader range of ethical situations and provide more extensive guidance of company policies. The adoption of the Code did not result in a waiver or an implicit waiver (as defined in Instruction 2 to Item 5.05) of any provision of the original Corporate Code of Business Ethics.  The Code has been posted in the Investor Relations section of our website, www.nts.com, under Corporate Governance. A copy of the Code is attached as Exhibit 14.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 24, 2012, the following proposals were submitted to our shareholders at our annual meeting of shareholders:

1.	Election of Directors. To elect three Class I directors for terms expiring in 2015, and until their respective successors are duly elected and qualified.

2.
Ratify the Appointment of Independent Registered Public Accounting Firm.  To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

The proposals are more fully described in our proxy statement delivered to our shareholders entitled to notice of and to vote at our annual meeting of shareholders.

The final voting results of each proposal follows:

Proposal 1 - Election of Directors: Our shareholders elected each of John Foster, William McGinnis and Donald Tringali as Class I directors for terms expiring in 2015, and until their respective successors are duly elected and qualified. Votes cast were as follows:

Director	Votes For	Withheld	Broker Non-Votes
John Foster	6,166,565	292,650	1,376,126
William McGinnis	6,166,366	292,879	1,376,126
Donald Tringali	6,165,392	293,282	1,376,126

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm: Our shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
7,674,177	159,018	1,954	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Description
14.1	Code of Business Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2012	National Technical Systems, Inc.

	By:	/s/ Michael El-Hillow
Name: Michael El-Hillow
Title: Senior Vice President and Chief Financial Officer